UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 20, 2022
Date of Report (date of earliest event reported)

NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565		98-1057807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

No. 4 The Forum, Grenville Street	St. Helier	Jersey	JE2 4UF
(Address of Principal Executive Offices)			(Zip Code)
+44 (0) 15 3475 6700
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement
Clinical Trial Collaboration and Supply Agreement

On May 20, 2022, NovoCure Limited (the "Company") through its indirect wholly-owned Swiss subsidiary, Novocure GmbH, signed a Clinical Trial Collaboration and Supply Agreement ("Agreement") dated as of May 18, 2022 with Merck International GmbH and MSD International Business GmbH (collectively, "MSD") to study the use of Tumor Treating Fields (TTFields) with the Company's Optune® device, concomitant with MSD’s anti-PD-1 therapy, pembrolizumab, for the treatment of patients with newly diagnosed glioblastoma (the "Study"). Pursuant to the terms of the Agreement, the Company will be the sponsor of the Study and be responsible for all regulatory submissions. The Company is responsible for providing its Optune device and MSD is responsible for providing pembrolizumab for the Study.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this report as Exhibit 10.1.

Item 8.01 Other Events

On May 24, 2022, the Company issued a press release regarding the execution of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Clinical Trial Collaboration and Supply Agreement dated May 18, 2022 by and among Novocure GmbH, Merck International GmbH and MSD International Business GmbH*
99.1	Press Release of NovoCure Limited, dated May 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain identified information has been excluded from this exhibit because it is both (I) not material and (II) would likely cause competitive harm to the Company if publicly disclosed. Omitted information is marked with brackets. Additionally, certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted information, exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: May 26, 2022

By: /s/ Ashley Cordova
Name: Ashley Cordova
Title: Chief Financial Officer